Note 12 - Subsequent Events	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Subsequent Events [Text Block]
12.	Subsequent Events

Issuance of common stock and warrants in January 2024

On January 31, 2024, the Company completed a registered public offering and issued an aggregate of 794,000 shares of its common stock, pre-funded warrants to purchase up to an aggregate of 3,581,000 shares of common stock at an exercise price of $0.001 per shares and warrants to purchase up to an aggregate of 8,750,000 shares of its common stock. The initial exercise price of the warrants is $2.06 per underlying share. The securities were issued for a combined offering price of $2.06 per share of common stock and 2.0 warrants, or $2.059 per pre-funded warrant and 2.0 warrants. Net proceeds from the offering totaled approximately $8.2 million. As of March 4, 2024, all pre-funded warrants had been exercised. The securities were offered pursuant to an effective registration statement on Form S-1.